1
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,
D.C. 20549
__________________________
FORM
8-K
__________________________
CURRENT REPORT
Pursuant to Section
13 or
15(d) of
the Securities Exchange
Act of
1934
Date of
Report (Date
of earliest
event reported):
October 22, 2026
__________________________
USCB Financial Holdings, Inc.
(Exact name
of Registrant
as Specified
in Its Charter)
__________________________
Florida
001-41196
87-4070846
(State or
Other Jurisdiction
of Incorporation)
(Commission
File Number)
(IRS Employer
Identification
No.)
2301 N.W. 87th Avenue
,
Doral
,
Florida
33172
(Address of
Principal
Executive
Offices)
(Zip Code)
Registrant’s
Telephone
Number,
Including Area
Code: (
305
)
715-5200
__________________________
Check the
appropriate
box below if the Form 8-K filing
is intended to simultaneously
satisfy the
filing obligation
of the registrant
under
any
of the
following provisions:
☐
Written
communications
pursuant
to Rule 425
under the
Securities Act (17 CFR 230.425)
☐
Soliciting material
pursuant
to Rule 14a
-12 under
the Exchange
Act (17 CFR 240.14a
-12)
☐
Pre-commencement
communications
pursuant
to Rule 14d
-2(b) under the
Exchange
Act (17 CFR 240.14d
-2(b))
☐
Pre-commencement
communications
pursuant
to Rule 13e
-4(c) under the
Exchange
Act (17 CFR 240.13e
-4(c))
Securities
registered
pursuant
to Section
12(b) of
the Act:
Title of
each class
Trading
Symbol(s)
Name of each exchange on which
registered
Class A common stock, $1.00 par value per share
USCB
The Nasdaq Stock Market LLC
Indicate
by check
mark
whether
the
registrant
is an
emerging
growth
company
as defined
in Rule
405 of
the
Securities
Act of
1933
(§ 230.405
of this chapter)
or Rule 12b-2 of
the Securities Exchange
Act of 1934
(§ 240.12b
-2 of this chapter).
Emerging
growth company
☒
If
an
emerging
growth
company,
indicate
by
check
mark
if
the
registrant
has
elected
not
to
use
the
extended
transition
period
for
complying with
any
new or revised financial
accounting
standards
provided
pursuant
to Section
13(a) of
the Exchange
Act.
☐

Item 2.02.
Results of
Operations and
Financial
Condition.
On October
22,
2026, USCB
Financial
Holdings,
Inc. (the
“Company”)
issued a press
release announcing
its financial
results
for the
quarter ended
September
30, 2026
.
A copy
of the press
release
is furnished
as Exhibit
99.1 to
this Current
Report
on Form 8-
K
(“Form
8-K”) and
is incorporated
herein by reference.
The information
in
this Item 2.02, including Exhibit
99.1 hereto, is being furnished and
shall not be deemed “filed” for purposes
of Section
18 of
the Securities
Exchange
Act of 1934
(the
“Exchange
Act”), or
otherwise be
subject
to the liability
of that
section,
and
shall
not
be
deemed
to
be
incorporated
by
reference
into
any
filing
under
the
Securities
Act
of
1933
(the
“Securities
Act”)
or
the
Exchange
Act except
as expressly
set forth
by specific reference
in such filing to this
Form 8-K.
Item 7.01.
Regulation
FD Disclosure.
As previously announced,
at 11:00 a.m.
ET on
October 23,
2026, the Company
will
hold an earnings
conference
call to discuss
its financial
performance
for the
quarter
ended
September
30, 2026.
A copy of
the slides forming the
basis of
the presentation
is being
furnished
as Exhibit
99.2 to
this Form
8-K
and
is incorporated
herein
by reference.
A
copy
of
the slides
has
also
been posted
to
the
Company’s
investor relations
website, located
at
investors.uscenturybank.com.
The information
in
this Item 7.01, including Exhibit
99.2 hereto, is being furnished and
shall not be deemed “filed” for purposes
of Section
18 of the Exchange
Act, or otherwise
be subject
to the liability
of that section, and
shall not
be deemed to
be incorporated by
reference
into any filing under the Securities
Act or the Exchange
Act except as set forth by specific
reference
in such filing to this Form
8-K.
Item 9.01.
Financial
Statements
and Exhibits.
(d) Exhibits.
Exhibit
No.
Description
99.1
USCB Financial Holdings, Inc. Press Release, dated October 22, 2026
99.2
Earnings Presentation, dated October 22, 2026
104
Cover Page
Interactive
Data
File
(embedded
within the Inline XBRL document)

SIGNATURE
Pursuant to
the requirements
of the Securities
Exchange
Act of 1934,
the registrant
has duly caused
this report to be
signed
on
its behalf
by the
undersigned hereunto
duly authorized.
USCB Financial
Holdings, Inc.
By:
/s/ Robert
Anderson
Name:
Robert
Anderson
Title:
Chief Financial
Officer
Date:
October 22,
2026